                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                          ----------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                January 12, 2001
                                ----------------


                                CareScience, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)




  Pennsylvania                   0-30859                 23-2703715
-----------------            ----------------           -------------
 (State or other              (Commission File           (IRS Employer
 jurisdiction of                   Number)            Identification No.)
 incorporation)


              3600 Market Street, 6th Floor, Philadelphia, PA    19104
              -----------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (215) 387-9401
                                                           --------------

                   ------------------------------------------
                                  (Former Name)


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Item 5.  Other Events.
         ------------

        On January 22, 2001, CareScience, Inc., a Pennsylvania corporation (the "Company"), issued a press release (the "Press Release") announcing the completion of the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of Strategic Outcomes Services, Inc., a North Carolina corporation. A copy of the Press Release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Financial Statements of Business Acquired.
             ------------------------------------------

             Not applicable.

         (b) Pro Forma Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits. The following exhibits are filed with this Report:
             --------

             Exhibit No.     Description
             -----------     -----------
                99.1         Press Release, dated January 22, 2001,
                             issued by the Company.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                              CARESCIENCE, INC.
                                              --------------------------
                                              (Registrant)


                                              By /s/ Ronald A. Paulus
                                                 ---------------------------
                                                 Ronald A. Paulus
                                                 President

Dated:  January 22, 2001


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                                CARESCIENCE, INC.

                           Current Report on Form 8-K

                                  Exhibit Index


     Exhibit No.   Description
     -----------   -----------
     99.1          Press Release, dated January 22, 2001, issued by the Company.